UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02739 and 811-10179

Name of Fund:    BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc. and Master Basic Value LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

ANNUAL REPORT	BLACK ROCK®

        BlackRock Basic Value Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

 How did the Fund perform?

•

For the 12-month period ended June 30, 2013, through its investment in Master Basic Value LLC (the “Master LLC”), the Fund outperformed its benchmarks, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

 What factors influenced performance?

•

The Master LLC’s positioning within financials was the most significant source of outperformance for the period. A large exposure and stock selection in the insurance industry accounted for much of the positive performance, with strong gains on shares of Hartford Financial Services Group, Inc., Lincoln National Corp., Prudential Financial, Inc. and MetLife, Inc. Despite some weakness in June 2013 as interest rates moved higher, the Master LLC’s large investments in both JPMorgan Chase & Co. and Citigroup, Inc. also boosted results. In health care, stock selection in both the equipment & supplies industry (Baxter International, Inc. and Medtronic, Inc.) and pharmaceuticals (Eli Lilly & Co.) had a positive impact on performance. Within consumer discretionary, gains came from holdings in the media industry, where shares of content providers Viacom, Inc. and Time Warner, Inc. rose steadily over the period. Baxter International, Inc. was eliminated from the Fund during the period.

•

The Master LLC’s overall sector allocation contributed positively to relative performance during the period. Maintaining significant underweights in materials, utilities and telecommunication services (“telecom”)

proved beneficial as these were the three worst-performing sectors in the benchmark index. The positive impact of this positioning more than offset the negative impact of holding a significant overweight in information technology (“IT”) in the earlier part of the period.

•

Stock selection in IT detracted from performance. The Western Union Co. created the most significant drag on returns, as the stock price fell after the company delivered disappointing quarterly results in late 2012. The Master LLC continued to maintain a position in the stock, which has since recovered. Despite delivering a double-digit return for the reporting period, a position in Corning, Inc. hindered results as the stock underperformed the broader equity market.

 Describe recent portfolio activity.

•

During the 12-month period, the Master LLC substantially increased the number of its holdings, which led to larger allocations to the financials and consumer discretionary sectors. This repositioning proved profitable as these sectors were strong contributors to relative performance. These additions were offset by significant reductions in the IT and industrials sectors.

 Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Master LLC ended the period with its largest sector overweights in consumer discretionary, financials and health care, and its most significant underweights in utilities, telecom and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

BlackRock Basic Value Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in equity securities that management of the Master LLC believes are undervalued, which means that their prices are less than management of the Master LLC believes they are worth.

[3]	This index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower fore-casted growth values.
[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	18.84%	28.67%	N/A	7.19%	N/A	7.81%	N/A
Investor A	18.68	28.35	21.61%	6.87	5.73%	7.50	6.93%
Investor B	18.08	26.94	22.44	5.84	5.52	6.78	6.78
Investor C	18.23	27.29	26.29	6.00	6.00	6.65	6.65
Class R	18.52	27.92	N/A	6.48	N/A	7.16	N/A
S&P 500® Index	13.82	20.60	N/A	7.01	N/A	7.30	N/A
Russell 1000® Value Index	15.90	25.32	N/A	6.67	N/A	7.79	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,188.40	$2.98	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	$1,000.00	$1,186.80	$4.45	$1,000.00	$1,020.73	$4.11	0.82%
Investor B	$1,000.00	$1,180.80	$9.84	$1,000.00	$1,015.77	$9.10	1.82%
Investor C	$1,000.00	$1,182.30	$8.66	$1,000.00	$1,016.86	$8.00	1.60%
Class R	$1,000.00	$1,185.20	$6.01	$1,000.00	$1,019.29	$5.56	1.11%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.

June 30, 2013

Assets
Investments at value — Master LLC (cost — $2,965,647,118)	$4,093,584,559
Capital shares sold receivable	75,730,715
Prepaid expenses	25,912

Total assets	4,169,341,186

Liabilities
Contributions payable to the Master LLC	66,911,407
Capital shares redeemed payable	8,819,308
Transfer agent fees payable	906,284
Service and distribution fees payable	694,917
Other affiliates payable	113,911
Officer’s fees payable	1,771
Other accrued expenses payable	107,844

Total liabilities	77,555,442

Net Assets	$4,091,785,744

Net Assets Consist of
Paid-in capital	$2,632,028,945
Undistributed net investment income	24,340,237
Accumulated net realized gain allocated from the Master LLC	307,479,121
Net unrealized appreciation/depreciation allocated from the Master LLC	1,127,937,441

Net Assets	$4,091,785,744

Net Asset Value
Institutional — Based on net assets of $2,069,165,649 and 68,470,095 shares outstanding, 400 million shares authorized, $0.10 par value	$30.22

Investor A — Based on net assets of $1,594,656,043 and 53,174,194 shares outstanding, 200 million shares authorized, $0.10 par value	$29.99

Investor B — Based on net assets of $24,281,746 and 818,858 shares outstanding, 400 million shares authorized, $0.10 par value	$29.65

Investor C — Based on net assets of $387,026,910 and 13,875,678 shares outstanding, 200 million shares authorized, $0.10 par value	$27.89

Class R — Based on net assets of $16,655,396 and 574,513 shares outstanding, 400 million shares authorized, $0.10 par value	$28.99

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	7

Statement of Operations	BlackRock Basic Value Fund, Inc.

Year Ended June 30, 2013

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$95,941,603
Foreign taxes withheld	(756,888)
Securities lending — affiliated — net	56,614
Dividends — affiliated	54,566
Expenses	(16,879,952)
Fees waived	29,505

Total income	78,445,448

Fund Expenses
Service — Investor A	3,801,906
Service and distribution — Investor B	318,489
Service and distribution — Investor C	3,692,929
Service and distribution — Class R	86,959
Transfer agent — Institutional	2,243,584
Transfer agent — Investor A	2,202,808
Transfer agent — Investor B	153,793
Transfer agent — Investor C	709,011
Transfer agent — Class R	41,267
Registration	84,609
Professional	68,281
Printing	15,318
Officer	2,899
Miscellaneous	31,472

Total expenses	13,453,325

Less transfer agent fees waived and/or reimbursed — Class R	(2,281)

Total expenses after fees waived and/or reimbursed	13,451,044

Net investment income	64,994,404

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments and redemption-in-kind transactions	557,916,538
Net change in unrealized appreciation on investments	354,453,065

Total realized and unrealized gain	912,369,603

Net Increase in Net Assets Resulting from Operations	$977,364,007

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$64,994,404	$70,113,290
Net realized gain	557,916,538	242,073,243
Net change in unrealized appreciation/depreciation	354,453,065	(400,107,926)

Net increase (decrease) in net assets resulting from operations	977,364,007	(87,921,393)

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(39,499,826)	(44,756,218)
Investor A	(26,343,056)	(23,578,643)
Investor B	(111,020)	(184,732)
Investor C	(3,808,938)	(3,196,739)
Class R	(237,160)	(283,702)
Net realized gain:
Institutional	(121,781,637)	(21,277,704)
Investor A	(93,798,916)	(13,463,688)
Investor B	(2,100,540)	(541,462)
Investor C	(24,212,926)	(3,852,392)
Class R	(1,148,060)	(210,225)

Decrease in net assets resulting from dividends and distributions to shareholders	(313,042,079)	(111,345,505)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(504,259,357)	(638,737,698)

Net Assets
Total increase (decrease) in net assets	160,062,571	(838,004,596)
Beginning of year	3,931,723,173	4,769,727,769

End of year	$4,091,785,744	$3,931,723,173

Undistributed net investment income	$24,340,237	$29,345,833

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	9

Financial Highlights	BlackRock Basic Value Fund, Inc.

	Institutional
	Year Ended June 30,
	2013		2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$25.64		$26.94	$21.27		$18.99	$26.12

Net investment income[1]	0.52		0.48	0.40		0.43	0.50
Net realized and unrealized gain (loss)	6.36		(1.07)	5.68		2.31	(6.60)

Net increase (decrease) from investment operations	6.88		(0.59)	6.08		2.74	(6.10)

Dividends and distributions from:[2]
Net investment income	(0.56)		(0.48)	(0.41)		(0.46)	(0.57)
Net realized gain	(1.74)		(0.23)	—		—	(0.46)

Total dividends and distributions	(2.30)		(0.71)	(0.41)		(0.46)	(1.03)

Net asset value, end of year	$30.22		$25.64	$26.94		$21.27	$18.99

Total Investment Return[3]
Based on net asset value	28.67%		(2.05)%	28.76%		14.28%	(23.67)%

Ratios to Average Net Assets[4]
Total expenses	0.55%	[5]	0.56% [5]	0.55%	[5]	0.55%	0.58%

Total expenses after fees waived and/or reimbursed	0.55%	[5]	0.56% [5]	0.55%	[5]	0.55%	0.58%

Net investment income	1.89%	[5]	1.88% [5]	1.57%	[5]	1.93%	2.54%

Supplemental Data
Net assets, end of year (000)	$2,069,166		$2,066,925	$2,552,926		$1,956,794	$1,747,444

Portfolio turnover of the Master LLC	53%		38%	64%		48%	38%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor A
	Year Ended June 30,
	2013		2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$25.45		$26.75	$21.12		$18.86	$25.94

Net investment income[1]	0.44		0.40	0.32		0.36	0.44
Net realized and unrealized gain (loss)	6.33		(1.07)	5.64		2.30	(6.56)

Net increase (decrease) from investment operations	6.77		(0.67)	5.96		2.66	(6.12)

Dividends and distributions from:[2]
Net investment income	(0.49)		(0.40)	(0.33)		(0.40)	(0.50)
Net realized gain	(1.74)		(0.23)	—		—	(0.46)

Total dividends and distributions	(2.23)		(0.63)	(0.33)		(0.40)	(0.96)

Net asset value, end of year	$29.99		$25.45	$26.75		$21.12	$18.86

Total Investment Return[3]
Based on net asset value	28.35%		(2.39)%	28.36%		13.97%	(23.93)%

Ratios to Average Net Assets[4]
Total expenses	0.83%	[5]	0.86% [5]	0.84%	[5]	0.86%	0.89%

Total expenses after fees waived and/or reimbursed	0.83%	[5]	0.86% [5]	0.84%	[5]	0.86%	0.89%

Net investment income	1.61%	[5]	1.59% [5]	1.28%	[5]	1.62%	2.24%

Supplemental Data
Net assets, end of year (000)	$1,594,656		$1,439,411	$1,652,159		$1,461,423	$1,388,725

Portfolio turnover of the Master LLC	53%		38%	64%		48%	38%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	11

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor B
	Year Ended June 30,
	2013		2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$25.08		$26.27	$20.69		$18.45	$25.30

Net investment income[1]	0.15		0.14	0.08		0.16	0.26
Net realized and unrealized gain (loss)	6.25		(1.02)	5.53		2.23	(6.41)

Net increase (decrease) from investment operations	6.40		(0.88)	5.61		2.39	(6.15)

Dividends and distributions from:[2]
Net investment income	(0.09)		(0.08)	(0.03)		(0.15)	(0.24)
Net realized gain	(1.74)		(0.23)	—		—	(0.46)

Total dividends and distributions	(1.83)		(0.31)	(0.03)		(0.15)	(0.70)

Net asset value, end of year	$29.65		$25.08	$26.27		$20.69	$18.45

Total Investment Return[3]
Based on net asset value	26.94%		(3.31)%	27.15%		12.88%	(24.60)%

Ratios to Average Net Assets[4]
Total expenses	1.92%	[5]	1.87% [5]	1.81%	[5]	1.79%	1.79%

Total expenses after fees waived and/or reimbursed	1.92%	[5]	1.86% [5]	1.81%	[5]	1.79%	1.79%

Net investment income	0.54%	[5]	0.58% [5]	0.32%	[5]	0.73%	1.34%

Supplemental Data
Net assets, end of year (000)	$24,282		$41,283	$75,481		$101,508	$168,115

Portfolio turnover of the Master LLC	53%		38%	64%		48%	38%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor C
	Year Ended June 30,
	2013		2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$23.80		$25.03	$19.78		$17.70	$24.37

Net investment income[1]	0.21		0.18	0.11		0.17	0.26
Net realized and unrealized gain (loss)	5.89		(0.99)	5.29		2.15	(6.17)

Net increase (decrease) from investment operations	6.10		(0.81)	5.40		2.32	(5.91)

Dividends and distributions from:[2]
Net investment income	(0.27)		(0.19)	(0.15)		(0.24)	(0.30)
Net realized gain	(1.74)		(0.23)	—		—	(0.46)

Total dividends and distributions	(2.01)		(0.42)	(0.15)		(0.24)	(0.76)

Net asset value, end of year	$27.89		$23.80	$25.03		$19.78	$17.70

Total Investment Return[3]
Based on net asset value	27.29%		(3.16)%	27.36%		13.01%	(24.57)%

Ratios to Average Net Assets[4]
Total expenses	1.63%	[5]	1.67% [5]	1.66%	[5]	1.68%	1.72%

Total expenses after fees waived and/or reimbursed	1.63%	[5]	1.67% [5]	1.66%	[5]	1.68%	1.72%

Net investment income	0.81%	[5]	0.77% [5]	0.46%	[5]	0.80%	1.40%

Supplemental Data
Net assets, end of year (000)	$387,027		$365,319	$465,007		$413,806	$413,576

Portfolio turnover of the Master LLC	53%		38%	64%		48%	38%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	13

Financial Highlights (concluded)	BlackRock Basic Value Fund, Inc.

	Class R
	Year Ended June 30,
	2013		2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$24.63		$25.90	$20.48		$18.31	$25.19

Net investment income[1]	0.34		0.30	0.23		0.27	0.35
Net realized and unrealized gain (loss)	6.12		(1.03)	5.46		2.23	(6.37)

Net increase (decrease) from investment operations	6.46		(0.73)	5.69		2.50	(6.02)

Dividends and distributions from:[2]
Net investment income	(0.36)		(0.31)	(0.27)		(0.33)	(0.40)
Net realized gain	(1.74)		(0.23)	—		—	(0.46)

Total dividends and distributions	(2.10)		(0.54)	(0.27)		(0.33)	(0.86)

Net asset value, end of year	$28.99		$24.63	$25.90		$20.48	$18.31

Total Investment Return[3]
Based on net asset value	27.92%		(2.73)%	27.89%		13.51%	(24.21)%

Ratios to Average Net Assets[4]
Total expenses	1.18%	[5]	1.22% [5]	1.23%	[5]	1.22%	1.29%

Total expenses after fees waived and/or reimbursed	1.16%	[5]	1.20% [5]	1.23%	[5]	1.22%	1.29%

Net investment income	1.29%	[5]	1.23% [5]	0.93%	[5]	1.27%	1.83%

Supplemental Data
Net assets, end of year (000)	$16,655		$18,785	$24,155		$19,858	$18,918

Portfolio turnover of the Master LLC	53%		38%	64%		48%	38%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Notes to Financial Statements	BlackRock Basic Value Fund, Inc.

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at June 30, 2013 was 98.8%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Directors (the “Board”) of the Fund and the Board of Directors and shareholders of BlackRock Focus Value Fund, Inc. (“Focus Value”) approved the reorganization of Focus Value into the Fund pursuant to which the Fund acquired substantially all of the assets and substantially all of the liabilities of Focus Value in exchange for an equal aggregate value of the Fund’s shares.

Each shareholder of Focus Value received shares of the Fund with the same class designation and an amount equal to the aggregate NAV of such shareholder’s Focus Value shares, as determined at the close of business on September 9, 2011.

On September 12, 2011, all of the portfolio securities previously held by Focus Value were subsequently contributed by the Fund to the Master LLC in exchange for an investment in the Master LLC.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

	Focus Value Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
Institutional	5,618,400	0.42495008	2,387,540
Investor A	5,701,161	0.42393549	2,416,924
Investor B	137,632	0.38962308	53,625
Investor C	1,275,602	0.39145529	499,341
Class R	99,019	0.39815134	39,425

Focus Value’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-In Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$122,440,102	$161,536,656	$(43,595,011)	$4,498,457

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from Focus Value was carried forward by the Master to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $3,951,974,980. The aggregate net assets of the Fund immediately after the acquisition amounted to $4,074,415,082. Focus Value’s fair value and cost of investments prior to the reorganization were $122,671,903 and $118,173,446, respectively.

The purpose of this transaction was to combine two funds managed by BlackRock Advisors, LLC, Focus Value’s manager and the Fund’s administrator (the “Administrator”), with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on July 1, 2011, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the year ended June 30, 2012, are as follows:

•	Net investment income: $70,184,616

•	Net realized and change in unrealized gain/loss on investments: $(186,300,888)

•	Net decrease in net assets resulting from operations: $(116,116,272)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Focus Value that have been included in the Fund’s Statement of Changes in Net Assets since September 12, 2011. Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund.

In connection with the reorganization, the Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2013 unless approved by the Board, including a majority of the independent directors.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: The Fund satisfied certain redemptions in investors’ capital through a redemption-in-kind of securities and cash received from the Master LLC upon its redemption from the Master LLC. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are included in net realized gain from investments and redemption-in-kind transactions in the Statement of Operations. For the year ended June 30, 2013, the Fund had redemptions-in-kind of $227,617,939.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended June 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Currently the Fund pays the Administrator no fees pursuant to the agreement. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid

16	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$217,360
Investor A	$171

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2013, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$26,396
Investor A	$29,813
Investor B	$1,573
Investor C	$6,920
Class R	$451

The Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2013 unless approved by the Board, including a majority of the independent directors. For the year ended June 30, 2013, the Administrator waived $2,281, which is shown as transfer agent fees waived and/or reimbursed — Class R.

For the year ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $73,788.

For the year ended June 30, 2013, affiliates received CDSCs as follows:

Investor A	$5,618
Investor B	$13,252
Investor C	$18,122

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of June 30, 2013 attributable to a redemption in-kind was reclassified to the following accounts:

Paid-in capital	$87,370,622
Accumulated net realized gain allocated from the Master LLC	$(87,370,622)

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 was as follows:

	6/30/13	6/30/12
Ordinary income	$70,000,000	$72,000,034
Long-term capital gains	243,042,079	39,345,471

Total	$313,042,079	$111,345,505

As of June 30, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$24,292,664
Undistributed long-term capital gains	381,066,643
Capital loss carryforwards	(18,912,640)
Net unrealized gains[1]	1,073,310,132

Total	$1,459,756,799

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interest.

As of June 30, 2013, the Fund had a capital loss carryforward, subject to annual limitation, available to offset future realized capital gains of $18,912,640, all of which is due to expire June 30, 2017.

During the year ended June 30, 2013, the Fund utilized $4,728,160 of its capital loss carryforward.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	17

Notes to Financial Statements (concluded)	BlackRock Basic Value Fund, Inc.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2013		Year Ended June 30, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	16,994,597	$478,200,942	21,796,353	$550,202,743
Shares issued resulting from reorganization	—	—	2,387,540	54,759,174
Shares issued in reinvestment of dividends and distributions	5,857,925	147,326,302	2,478,311	60,098,058
Shares redeemed	(35,001,859)	(959,508,676)	(40,799,999)	(1,058,403,160)

Net decrease	(12,149,337)	$(333,981,432)	(14,137,795)	$(393,343,185)

Investor A
Shares sold and automatic conversion of shares	6,949,426	$190,442,306	6,830,671	$169,378,542
Shares issued resulting from reorganization	—	—	2,416,924	55,001,948
Shares issued in reinvestment of dividends and distributions	4,298,019	107,405,885	1,366,578	32,948,465
Shares redeemed	(14,621,283)	(401,765,648)	(15,833,447)	(391,777,378)

Net decrease	(3,373,838)	$(103,917,457)	(5,219,274)	$(134,448,423)

Investor B
Shares sold	102,235	$2,759,615	146,038	$3,587,851
Shares issued resulting from reorganization	—	—	53,625	1,196,214
Shares issued in reinvestment of dividends and distributions	76,373	1,897,875	25,961	619,956
Shares redeemed and automatic conversion of shares	(1,005,726)	(26,961,449)	(1,452,669)	(35,817,961)

Net decrease	(827,118)	$(22,303,959)	(1,227,045)	$(30,413,940)

Investor C
Shares sold	1,200,080	$31,022,005	1,766,212	$40,906,527
Shares issued resulting from reorganization	—	—	499,341	10,614,793
Shares issued in reinvestment of dividends and distributions	1,020,527	23,828,536	261,740	5,928,542
Shares redeemed	(3,694,271)	(93,989,310)	(5,759,013)	(133,715,238)

Net decrease	(1,473,664)	$(39,138,769)	(3,231,720)	$(76,265,376)

Class R
Shares sold	212,037	$5,651,992	266,312	$6,483,991
Shares issued in the reorganization	—	—	39,425	867,973
Shares issued in reinvestment of dividends and distributions	57,241	1,385,218	21,084	492,930
Shares redeemed	(457,387)	(11,954,950)	(496,978)	(12,111,668)

Net decrease	(188,109)	$(4,917,740)	(170,157)	$(4,266,774)
Total Net Decrease	(18,012,066)	$(504,259,357)	(23,985,991)	$(638,737,698)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Report of Independent Registered Public Accounting Firm	BlackRock Basic Value Fund, Inc.

To the Shareholders and Board of Directors of

BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (the “Fund”) as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Fund, Inc. as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 23, 2013

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Basic Value Fund, Inc. during the fiscal year ended June 30, 2013 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, the Fund distributed long-term capital gains of $1.740295 per share to shareholders of record on December 7, 2012.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	19

Master LLC Portfolio Information	Master Basic Value LLC

As of June 30, 2013

Ten Largest Holdings	Percent of Long-Term Investments
JPMorgan Chase & Co.	4%
Citigroup, Inc.	4
Pfizer, Inc.	4
Wells Fargo & Co.	3
Marathon Oil Corp.	3
Exxon Mobil Corp.	3
General Electric Co.	3
Medtronic, Inc.	3
Cisco Systems, Inc.	3
Viacom, Inc., Class B	3

Sector Allocation	Percent of Long-Term Investments
Financials	33%
Health Care	16
Consumer Discretionary	14
Energy	13
Information Technology	8
Industrials	7
Consumer Staples	6
Utilities	2
Materials	1

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.3%
Honeywell International, Inc.	575,155	$45,632,798
Northrop Grumman Corp.	656,423	54,351,824
Raytheon Co.	536,704	35,486,868

		135,471,490
Airlines — 0.2%
Delta Air Lines, Inc.	529,085	9,899,180
Auto Components — 1.6%
Lear Corp.	793,925	48,000,706
TRW Automotive Holdings Corp. (a)	273,574	18,176,257

		66,176,963
Automobiles — 1.8%
Ford Motor Co.	3,520,473	54,461,717
General Motors Co. (a)(b)	590,679	19,675,517

		74,137,234
Capital Markets — 0.9%
Morgan Stanley	745,000	18,200,350
State Street Corp.	310,982	20,279,136

		38,479,486
Chemicals — 0.7%
LyondellBasell Industries NV, Class A	416,200	27,577,412
Commercial Banks — 5.1%
KeyCorp	442,400	4,884,096
Regions Financial Corp.	3,921,414	37,371,075
U.S. Bancorp	1,223,475	44,228,621
Wells Fargo & Co.	3,037,024	125,337,980

		211,821,772
Commercial Services & Supplies — 0.1%
The ADT Corp.	110,339	4,397,009
Communications Equipment — 2.5%
Cisco Systems, Inc.	4,334,160	105,363,430
Consumer Finance — 3.5%
Capital One Financial Corp.	1,179,688	74,096,203
Discover Financial Services	1,487,055	70,843,300

		144,939,503
Diversified Financial Services — 9.2%
Citigroup, Inc.	3,539,941	169,810,970
JPMorgan Chase & Co.	3,267,424	172,487,313
The NASDAQ OMX Group, Inc.	1,217,707	39,928,613

		382,226,896
Diversified Telecommunication Services — 0.0%
Verizon Communications, Inc.	33,500	1,686,390
Electric Utilities — 0.6%
Edison International	115,100	5,543,216
Great Plains Energy, Inc.	320,600	7,226,324
NV Energy, Inc.	434,113	10,184,291

Common Stocks	Shares	Value
Electric Utilities (concluded)
PPL Corp.	98,740	$2,987,872

		25,941,703
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	1,930,650	27,473,149
Energy Equipment & Services — 0.7%
Halliburton Co.	708,905	29,575,517
Food & Staples Retailing — 2.3%
CVS Caremark Corp.	180,600	10,326,708
The Kroger Co.	2,075,475	71,686,907
Walgreen Co.	254,175	11,234,535

		93,248,150
Food Products — 0.8%
Unilever NV — NY Shares	851,395	33,468,337
Gas Utilities — 0.6%
UGI Corp.	636,256	24,883,972
Health Care Equipment & Supplies — 6.4%
Medtronic, Inc.	2,266,006	116,631,329
St. Jude Medical, Inc.	1,627,761	74,274,734
Zimmer Holdings, Inc.	987,056	73,969,977

		264,876,040
Health Care Providers & Services — 0.1%
Quest Diagnostics, Inc.	39,700	2,407,011
Household Durables — 1.2%
Garmin Ltd.	425,196	15,375,087
Newell Rubbermaid, Inc.	1,283,702	33,697,177

		49,072,264
Household Products — 2.4%
Energizer Holdings, Inc.	548,539	55,133,655
Kimberly-Clark Corp.	452,027	43,909,903

		99,043,558
Independent Power Producers & Energy Traders — 1.0%
The AES Corp.	3,269,700	39,203,703
Industrial Conglomerates — 2.9%
General Electric Co.	5,156,246	119,573,345
Insurance — 12.8%
ACE Ltd.	734,973	65,765,384
Aflac, Inc.	866,703	50,372,778
Genworth Financial, Inc., Class A (a)	1,144,000	13,053,040
Hartford Financial Services Group, Inc.	3,144,923	97,241,019
Lincoln National Corp.	1,598,151	58,284,567
MetLife, Inc.	1,168,416	53,466,716
PartnerRe Ltd. (b)	224,880	20,365,133
Prudential Financial, Inc.	972,753	71,040,152
The Travelers Cos., Inc.	694,125	55,474,470
Willis Group Holdings PLC	114,179	4,656,220

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	21

Schedule of Investments (continued)	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
XL Group PLC	1,329,513	$40,310,834

		530,030,313
IT Services — 1.1%
The Western Union Co.	2,608,219	44,626,627
Leisure Equipment & Products — 0.0%
Hasbro, Inc.	18,409	825,275
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	762,086	32,586,797
Machinery — 0.3%
Stanley Black & Decker, Inc.	145,349	11,235,478
Media — 7.9%
Comcast Corp., Special Class A	1,682,887	66,760,127
DIRECTV (a)	317,900	19,588,998
The Interpublic Group of Cos., Inc.	1,834,169	26,687,159
Omnicom Group, Inc.	45,195	2,841,410
Time Warner Cable, Inc.	485,400	54,597,792
Time Warner, Inc.	866,494	50,100,683
Viacom, Inc., Class B	1,546,951	105,270,016

		325,846,185
Multiline Retail — 1.0%
Kohl’s Corp.	499,668	25,238,231
Target Corp.	249,471	17,178,573

		42,416,804
Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.	434,601	14,194,069
Office Electronics — 0.0%
Xerox Corp.	45,500	412,685
Oil, Gas & Consumable Fuels — 12.1%
Apache Corp.	180,896	15,164,512
Exxon Mobil Corp.	1,324,644	119,681,585
Gulfport Energy Corp. (a)(b)	450,600	21,209,742
Marathon Oil Corp.	3,560,783	123,131,876
Marathon Petroleum Corp.	381,866	27,135,398
Occidental Petroleum Corp.	260,652	23,257,978
Phillips 66	139,200	8,200,272
Royal Dutch Shell PLC — ADR	532,704	33,986,515
Suncor Energy, Inc.	1,090,000	32,144,100
Total SA — ADR (b)	935,440	45,555,928
Valero Energy Corp.	1,455,250	50,599,043

		500,066,949

Common Stocks	Shares	Value
Pharmaceuticals — 8.0%
AstraZeneca PLC — ADR	837,400	$39,609,020
Eli Lilly & Co.	791,500	38,878,480
Hospira, Inc. (a)(b)	322,191	12,343,137
Johnson & Johnson	755,800	64,892,988
Pfizer, Inc.	5,824,125	163,133,741
Teva Pharmaceutical Industries Ltd. — ADR	321,600	12,606,720

		331,464,086
Professional Services — 0.2%
Towers Watson & Co., Class A	101,923	8,351,571
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.	185,900	16,942,926
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp., Class A	482,426	16,286,702
Teradyne, Inc. (a)(b)	191,200	3,359,384

		19,646,086
Software — 3.2%
Microsoft Corp.	2,335,201	80,634,491
Oracle Corp.	864,587	26,560,113
Symantec Corp.	1,204,000	27,053,880

		134,248,484
Trading Companies & Distributors — 0.0%
WESCO International, Inc. (a)	12,000	815,520
Total Long-Term Investments
(Cost — $2,890,206,830) — 97.2%		4,024,653,369

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.05% (c)(d)	19,946,821	19,946,821
	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market
Series, 0.21% (c)(d)(e)	$55,676	55,675,507
Total Short-Term Securities (Cost — $75,622,328) — 1.8%		75,622,328
Total Investments (Cost — $2,965,829,158*) — 99.0%		4,100,275,697
Other Assets Less Liabilities — 1.0%		41,604,525

Net Assets — 100.0%		$4,141,880,222

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,011,800,011

Gross unrealized appreciation	$1,104,470,916
Gross unrealized depreciation	(15,995,230)

Net unrealized appreciation	$1,088,475,686

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

22	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	Master Basic Value LLC

(c)	Investments in issuers considered to be an affiliate of the Master LLC during the year ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at June 30, 2012	Net Activity	Shares/ Beneficial Interest Held at June 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,060,695	18,886,126	19,946,821	$54,808	$1,182
BlackRock Liquidity Series LLC, Money Market Series	$36,138,350	$19,537,157	$55,675,507	$57,019	—

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,024,653,369	—	—	$4,024,653,369
Short-Term Securities	19,946,821	$55,675,507	—	75,622,328
Total	$4,044,600,190	$55,675,507	—	$4,100,275,697

[1] See above Schedule of Investments for values in each industry.

Certain of the Master LLC’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(2,508,766)	—	$(2,508,766)
Collateral on securities loaned at value	—	(55,675,507)	—	(55,675,507)
Total	—	$(58,184,273)	—	$(58,184,273)

There were no transfers between levels during the year ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	23

Statement of Assets and Liabilities	Master Basic Value LLC

June 30, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $55,080,397) (cost — $2,890,206,830)	$4,024,653,369
Investments at value — affiliated (cost — $75,622,328)	75,622,328
Investments sold receivable	49,574,468
Contributions receivable from investors	78,927,754
Dividends receivable — unaffiliated	4,960,937
Dividends receivable — affiliated	1,273
Securities lending income receivable — affiliated	5,385
Prepaid expenses	58,554

Total assets	4,233,804,068

Liabilities
Bank overdraft	2,508,766
Collateral on securities loaned at value	55,675,507
Investments purchased payable	32,133,593
Investment advisory fees payable	1,375,795
Directors’ fees payable	18,172
Other affiliates payable	32,044
Other accrued expenses payable	179,969

Total liabilities	91,923,846

Net Assets	$4,141,880,222

Net Assets Consist of
Investors’ capital	$3,007,433,683
Net unrealized appreciation/depreciation	1,134,446,539

Net Assets	$4,141,880,222

See Notes to Financial Statements.

24	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Statement of Operations	Master Basic Value LLC

Year Ended June 30, 2013

Investment Income
Dividends — unaffiliated	$96,544,396
Foreign taxes withheld	(762,256)
Securities lending — affiliated — net	57,019
Dividends — affiliated	54,808

Total income	95,893,967

Expenses
Investment advisory	16,034,991
Accounting services	566,026
Custodian	145,421
Directors	95,227
Professional	98,859
Miscellaneous	48,951

Total expenses	16,989,475
Less fees waived by Manager	(29,652)

Total expenses after fees waived	16,959,823

Net investment income	78,934,144

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	473,205,009
Redemption-in-kind transactions	87,821,806
Capital gain distributions received from affiliated investment companies	1,182

561,027,997

Net change in unrealized appreciation/depreciation on investments	358,066,797

Total realized and unrealized gain	919,094,794

Net Increase in Net Assets Resulting from Operations	$998,028,938

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	25

Statements of Changes in Net Assets	Master Basic Value LLC

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$78,934,144	$85,470,174
Net realized gain	561,027,997	239,962,318
Net change in unrealized appreciation/depreciation	358,066,797	(400,364,013)

Net increase (decrease) in net assets resulting from operations	998,028,938	(74,931,521)

Capital Transactions
Proceeds from contributions	921,898,797	913,262,519
Value of withdrawals	(1,743,459,924)	(1,673,540,701)

Net decrease in net assets derived from capital transactions	(821,561,127)	(760,278,182)

Net Assets
Total increase (decrease) in net assets	176,467,811	(835,209,703)
Beginning of year	3,965,412,411	4,800,622,114

End of year	$4,141,880,222	$3,965,412,411

Financial Highlights	Master Basic Value LLC

	Year Ended June 30,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	28.81%	(1.95)%	28.91%	14.40%	(23.55)%

Ratios to Average Net Assets
Total expenses	0.43%	0.44%	0.43%	0.43%	0.44%

Total expenses after fees waived	0.43%	0.44%	0.43%	0.43%	0.44%

Net investment income	2.01%	2.00%	1.69%	2.05%	2.69%

Supplemental Data
Net assets, end of year (000)	$4,141,880	$3,965,412	$4,800,622	$3,966,370	$3,744,860

Portfolio turnover	53%	38%	64%	48%	38%

See Notes to Financial Statements.

26	BLACKROCK BASIC VALUE FUND, INC.	MAY 31, 2013

Notes to Financial Statements	Master Basic Value LLC

1. Organization:

Master Basic Value LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

Reorganization: On September 12, 2011, an investor of the Master LLC acquired all of the net assets of BlackRock Focus Value Fund, Inc., pursuant to a plan of reorganization. As a result of the reorganization, which included $4,498,457 of net unrealized appreciation, the Master LLC received an in-kind contribution of portfolio securities of $118,173,446.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	27

Notes to Financial Statements (continued)	Master Basic Value LLC

foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended June 30, 2013. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master LLC may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master LLC should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Master LLC can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master LLC benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master LLC also could suffer a loss if the value of an investment

28	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Basic Value LLC

purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 - $200 Million	0.50%
Greater than $200 Million	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the year ended June 30, 2013, the amount waived was $29,652.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended June 30, 2013, the Master LLC reimbursed the Manager $42,118 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master LLC retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Master LLC benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended June 30, 2013, BIM received $30,956 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended June 30, 2013, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $3,305,090.

5. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended June 30, 2013, were $2,037,508,689 and $2,886,161,545, respectively.

6. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master LLC did not borrow under the credit agreement during the year ended June 30, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	29

Notes to Financial Statements (concluded)	Master Basic Value LLC

market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of June 30, 2013, the Master LLC invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Report of Independent Registered Public Accounting Firm	Master Basic Value LLC

To the Investors and Board of Directors of

Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value LLC (the “Master LLC”), as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Basic Value LLC as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 23, 2013

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Basic Value LLC (the “Master Fund”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board of Directors of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Fund. The BlackRock Basic Value Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Fund and the Feeder Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and

32	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (g) sales and redemption data regarding the Feeder Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2014. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Fund and the Fund; and (g) other factors deemed relevant by the Board Members.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings;

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the fourth, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Feeder Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, sector allocation and stock selection accounted for the majority of the underperformance during the one- and three-year periods. The Master Fund’s large overweight in the information technology sector accounted for the majority of the underperformance. Additionally, being underweight in financials and consumer discretionary sectors also proved to be costly to performance. Stock selection in the materials and consumer discretionary sector also contributed to underperformance during the periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Fund’s/Feeder Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Fund’s portfolio managers and to improve the Master Fund’s/Feeder Fund’s performance. BlackRock and the Board concurred, given the Master

Fund’s/Feeder Fund’s poor historical performance, in making a change within the Master Fund’s portfolio management team effective October 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Feeder Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared the Feeder Fund’s total net operating expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

34	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the third quartile relative to the Feeder Fund’s Expense Peers. The Board determined that the Master Fund’s/ Feeder Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by the Feeder Fund’s Expense Peers. The Board also noted that the Fund’s actual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board additionally noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Feeder Fund’s total net operating expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	35

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund/Mater LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

36	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund/Mater LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	37

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund/Master LLC’s Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

38	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	39

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013

A World-Class Mutual Fund Family

 BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Commodity Strategies Fund
BlackRock Disciplined Small Cap Core Fund
BlackRock Emerging Markets Dividend Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short
Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio
BlackRock Global Long/Short Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Real Estate Securities Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology
Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Investment Grade Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Secured Credit Portfolio
BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund
BlackRock Strategic Income
Opportunities Portfolio
BlackRock Total Return Fund
BlackRock U.S. Government Bond Portfolio
BlackRock U.S. Mortgage Portfolio
BlackRock Ultra-Short Obligations Fund
BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2013	41

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-6/13-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$7,363	$7,100	$0	$0	$12,850	$12,350	$0	$0
Master Basic Value LLC	$35,663	$35,400	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$12,850	$12,350
Master Basic Value LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: August 29, 2013

5